Income Tax Matters - Provision for Income Taxes and the Amounts Computed by Applying the Statutory Federal Income Tax Rate of 34% to Income Before Income Taxes (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes
Tax computed at the statutory federal rate	$ 791	$ 441	$ 262
Increases (decrease) resulting from:
Tax exempt interest, net	(252)	(229)	(250)
State income taxes, net of federal benefit	118	102	45
Impairment of goodwill			336
Other	(9)	28	(28)
Net provision for income taxes	$ 648	$ 342	$ 365